THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR THE LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE UNDER SUCH ACT AND LAWS.


                              WARRANT TO PURCHASE STOCK

Corporation: Earthshell Container Corporation, a Delaware corporation Number of Shares: Equal to $450,000 divided by the Initial Exercise Price Class of Stock: Common
Initial Exercise Price: Equal to 110% of the price per share of the initial public offering.
Issue Date:  November 15, 1996
Expiration Date: November 15, 2003 (subject to Article 4.1)


    THIS WARRANT CERTIFIES THAT, in consideration of the payment of $1.00 and for other good and valuable consideration, IMPERIAL BANCORP as parent of Imperial Bank ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

ARTICLE 1. EXERCISE

    1.1 METHOD OF EXERCISE. At any time following six (6) months after the Company's initial public offering of its common stock (the "IPO"), but prior to the Expiration Date, Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

    1.2  CONVERSION RIGHT.  In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time following the IPO, convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares issuable upon exercise of this Warrant minus the aggregate

Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

    1.3 FAIR MARKET VALUE. If the Shares are traded on a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded on a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

    1.4 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

    1.5 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

    1.6  REPURCHASE ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

         1.6.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

         1.6.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and the number and type of securities subject to the

Warrant shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.
         1.6.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

    2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend to holders of its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

    2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

    2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares subject to the Warrant share be proportionately decreased.

    2.4 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

    2.5 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

    2.6 NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Holder's rights to acquire Shares as provided herein.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY

    3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

    3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (a) at least 7 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 7 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

    3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

    3.4 REPURCHASE OBLIGATION. The Holder is not being granted any registration rights with respect to the Shares. However, if a registration statement for shares of the Company's common stock is declared effective under the Securities Act of 1933, as amended, (other than (i) in connection with the IPO, (ii) pursuant to a Registration Statement on Form S-4 or S-8 or any successor forms, (iii) otherwise in connection with any exchange offer, merger, sale of substantially all of the assets or other reorganization or recapitalization of the Company or (iv) otherwise in connection with the issuance of securities pursuant to employee stock options, stock awards or other employee benefit plans) and the Company does not provide Holder the opportunity to sell the Shares to be acquired upon exercise of the Warrant in such public offering on substantially the same terms as the other selling shareholders ( or if there are no selling shareholders, on such terms as are required by the managing underwriter of such offering), then the Holder shall have the right for a period of ten days following the closing of such public offering to require the Company to purchase the Warrant at a price equal to the number of Shares that would have been acquired upon exercise of the Warrant times the price per share at which the shares of common stock were sold in such public offering, less the Warrant Price with respect to such Shares.

ARTICLE 4. MISCELLANEOUS.

    4.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time following six (6) months after the Company's IPO but prior to the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

    4.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

    THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT

    AND LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE UNDER SUCH ACT OR LAWS.

    4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require an opinion(s) of counsel if, in its reasonable determination, there is no material question as to the availability of an exemption from the registration and qualification requirements of the Securities Act of 1933 and applicable state securities laws as to the transfer.

    4.4  TRANSFER PROCEDURE.  Subject to the provisions of Sections 4.2 and
4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

    4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

    4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

    4.7 ATTORNEYS' FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

    4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

    4.9 HOLDER'S INTENT. This Warrant has been entered into by the Company in reliance upon the following representation of Holder, which by its acceptance hereof the Holder hereby confirms: The right to acquire Shares will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.



                                       "COMPANY"

                                       EARTHSHELL CONTAINER CORPORATION


                                       By /s/ Simon K. Hodson
                                          --------------------
                                            Simon K. Hodson
                                            Chief Executive Officer



                                       By /s/ Scott Houston
                                          --------------------
                                            Scott Houston
                                            Chief Financial Officer

                                      APPENDIX 1

                                  NOTICE OF EXERCISE
                                 -------------------

    1. The undersigned hereby elects to purchase____________shares of the Common Stock of___________________________pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

    1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to________________of the Shares covered by the Warrant.

    [Strike paragraph that does not apply.]

    2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below.


                   ------------------------------
                   (Name)


                   ------------------------------

                   ------------------------------
                   (Address)

    3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.




                                       -------------------------------
                                       (Signature)


----------------------------------
(Date)

                                      APPENDIX 2

                        NOTICE THAT WARRANT IS ABOUT TO EXPIRE
                        --------------------------------------


                                     -----------


(Name of Holder)

(Address of Holder)

Attn:  Chief Financial Officer




Dear____________________;

    This is to advise you that the Warrant issued to you described below will expire on___________________, 19___.

    Issuer:

    Issue Date:

    Class of Security Issuable:

    Exercise Price Per Share:

    Number of Shares Issuable:

    Procedure for Exercise:

    Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.


                                       (Name of Issuer)

                                       By

                                       Its